UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT

                  Filed Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of Earliest Event Reported): February 10, 2005

                               -------------------
                               CONOLOG CORPORATION
                               -------------------
               (Exact name of registrant as specified in charter)

           Delaware                        0-8174                 52-0853566
-----------------------------         ----------------        ------------------
 (State or other jurisdiction         (Commission File          (IRS Employer
      of incorporation)                    number)            Identification No.

                  5 Columbia Road, Somerville, New Jersey 08876
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               (Address of principal executive offices) (Zip Code)

                                 (908) 722-8081
              ----------------------------------------------------
              (Registrant's telephone number, including area code)

                                       N/A
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CRF 240.13e-4(c))

Item 3.02 Unregistered Sales of Equity Securities

      At the annual meeting of the shareholders of Conolog Corporation (the "Company"), the Company's shareholders authorized the Company's board of directors to from time-to-time issue an aggregate of 350,000 shares of its common stock to the Company's officers, directors and employees. At the annual meeting of the board of directors of the Company, the company's board of directors authorized the issuance of: 85,000 shares of its common stock to the Company's chairman and chief executive officer, 80,000 shares to the Company's president, 20,000 shares to the Company's vice president of engineering, 20,000 shares to each of the Company's three independent directors and 105,000 shares were granted to 9 of the Company's employees. Prior to the receipt of his or her shares, the grantee will pay the Company $.01 per share.

      The issuance of the aforementioned shares of common stock was made in reliance on the exemption provided in Section 4(2) of the Securities Act of 1933, as amended. No form of general solicitation or general advertising was conducted in connection of issuance of the aforementioned shares. Each of the certificates representing shares of the Company's common stock issued pursuant to the aforementioned grants will contain restrictive legends preventing the sale, transfer or other disposition of such shares and warrants, unless registered under the Securities Act.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           CONOLOG CORPORATION

                                           By: /s/ Robert S. Benou
                                           -------------------------------------
Dated: February 16, 2005                   Robert S. Benou
                                           Chairman, Chief Operating Officer and
                                           Chief Financial Officer